July 15, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV/Marine Trust 2001-1
    Registration No. 333-56303-04

On behalf of Distribution Financial Services RV/Marine Trust 2001-1 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-04

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

July 15, 2002
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV/Marine Trust 2001-1
          July 15, 2002 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee

By:     /s/ Melissa Philibert
Title:  Corporate Trust Officer
Date:   July 15, 2002





EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               10-Jul-02
Determination Date:            12-Jul-02
Monthly Payment Date:          15-Jul-02
Collection Period Ending:      30-Jun-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 13,833,830.86
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      168,377.06
    Current Monthly Interest Shortfall/Excess                                                                            67,484.02
    Recoup of Collection Expenses                                                                                           108.45
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     14,069,800.39

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      3,272,744.20
    Amount of Interest Payments Received During the Collection Period                                                 3,205,260.18
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                             67,484.02

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 1,336,636.34
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   1,926.76
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             1,336,636.34
    Total Ending Reserve Balance                                                                                      1,338,563.10


IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                        3,205,260.18
    Scheduled Principal Payments Received                                                                             3,190,768.92
    Principal Prepayments Received                                                                                    7,437,801.76
    Total Interest and Principal Payments Received                                                                   13,833,830.86

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     319,804.43
    minus  Reasonable Expenses                                                                                          151,427.37
    Net Liquidation Proceeds                                                                                            168,377.06
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       168,377.06

c)
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

                                                                                                                     14,002,207.92
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    444,968,398.43
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        278,105.25

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    444,968,398.43
    Pool Balance as of the Current Accounting Date                                                                  433,928,423.27
    Age of Pool in Months                                                                                                        8

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          448,390,430.12
    Aggregate Note Balance as of Current Accounting Date                                                            436,425,689.24

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             53                1,830,581.45         0.422%
    60-89 Days Delinquent             15                 464,777.39          0.107%
    90-119 Days Delinquent             9                 401,758.27          0.093%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period       12                 411,404.48          0.095%
    Cumulative Defaults               57                1,847,659.14         0.426%
    Current Month Realized Losses                                                                                       243,027.42
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.046%
    Preceding Realized Losses                                                                                           279,689.52
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.053%
    Second Preceding Realized Losses                                                                                    359,521.76
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.068%
    Cumulative Realized Losses                                                                                          811,975.38
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.153%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.81955672
                                                                                                                        0.80417485

a)                                                                                                                      278,105.25
                                                                                                                              0.00

b)
    Class A-1                                                                                                           222,522.51
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                              94,690,430.12            11,964,740.88    82,725,689.24
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00


VIIIPOOL STATISTICS
                                                                                                                             9.10%
                                                                                                                               170

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              14,069,800.39


TOTAL WIRE TO HSBC                                                                                                   14,069,800.39

Amount Due To Servicer                                                                                                        0.00
